                                                                     EXHIBIT 1.2

                               BB&T Corporation


                            Underwriting Agreement*


                                                              New York, New York
                                                                          , 20__

To the Representatives
 named in Schedule I
 hereto of the Under-
 writers named in
 Schedule II hereto

Ladies and Gentlemen:

          BB&T Corporation, a corporation organized under the laws of North Carolina (the "Company"), proposes to sell to the several underwriters named in
Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the number of its securities identified in
Schedule I hereto (the "Securities") [(said securities to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to the number of additional securities identified in Schedule I hereto to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").]. To the extent there are no additional Underwriters listed on Schedule I or II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Certain terms used herein are defined in Section 17 hereof.

     The Company has filed with the Commission a registration statement on Form S-3 (No. 333-_______) [and pre- effective amendment[s] no[s]. __ thereto] for the registration of the Securities under the 1933 Act, and the offering thereof from time to time in accordance with Rule 415, and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the Rule 430A Information, if any, or Rule 434 Information, is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus


____________________
* Appropriate provisions to be included in each underwriting agreement based on the type of security offered.

supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the 1934 Act, prior to the execution of this Agreement; provided, further, that if the Company files a Rule 462(b) Registration Statement, then, after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434, then all references to "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b), that was used after such effectiveness and prior to the execution and delivery of this Agreement. For purposes of this Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

          1.  Representations and Warranties.  The Company represents and
              -------------------------------
warrants to, and agrees with, each Underwriter, as of the date hereof and as of the Closing Date (as defined below) [and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date")] (in each case, a "Representation Date") as set forth below in this Section 1.

          (a)  Compliance with Registration Requirements.  The Company meets the
               -----------------------------------------
     requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Date [and any settlement date], the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (b)  Incorporated Documents.  The documents incorporated or deemed to
               ----------------------
     be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date [and any settlement date], did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c)  Authorization of this Agreement.  This Agreement has been duly
               -------------------------------
     authorized, executed and delivered by the Company.

          (d)  Authorization of Securities.  The Securities have been duly
               ---------------------------
     authorized by the Company for issuance and sale pursuant to this Agreement. Such Securities, when issued and delivered against payment of the consideration therefor as specified in this Agreement, will be duly and validly issued, fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities.

          (e)  Descriptions of the Securities.  The Securities being sold
               ------------------------------
     pursuant to this Agreement, as of the date of the Prospectus, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     Any certificate signed by any officer of the Company or any subsidiary and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

          2.   Purchase and Sale.
               ------------------

          [(a)] Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the number of the [Underwritten] Securities set forth opposite such Underwriter's name in Schedule II hereto.

          [(b)   Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per security as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.]

          3.   Delivery and Payment.  Delivery of and payment for the
               ---------------------
[Underwritten Securities and the Option] Securities [(if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date)] shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the [Underwritten Securities and the Option] Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          [If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at the location and on the date specified by the Representatives (which date shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

          4.   Offering by Underwriters.  It is understood that the several
               -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5.   Agreements.  The Company agrees with each of the several
               -----------
Underwriters that:

          (a)  Compliance with Securities Regulations and Commission Requests.
               --------------------------------------------------------------
     The Company, subject to Section 5(b), will comply with the requirements of Rule 430A and/or Rule 434, if and as applicable, and will notify the Representative(s) immediately of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule

     424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments.  The Company will give the Representatives
              --------------------
     notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements.  The Company has furnished or
              -----------------------------------
     will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses.  The Company will deliver to each
              ------------------------
     Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws.  The Company will
              -----------------------------------------
     comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications.  The Company will use its best efforts,
              -----------------------
     in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and the jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

          (g) Earnings Statement.  The Company will timely file such reports
              ------------------
     pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds.  The Company will use the net proceeds received
              ---------------
     by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) Listing.  The Company will use its best efforts to effect the
              -------
     listing of the Securities prior to the Closing Date on any national securities exchange or quotation system if and as specified in Schedule I hereto.

          (j) Restriction on Sale of Securities.  Between the date of this
              ---------------------------------
     Agreement and the Closing Date [and any settlement date], the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, the securities as specified in Schedule I hereto.

          (k) Reporting Requirements.  The Company, during the period when the
              ----------------------
     Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (l) No Stabilization Action. The Company will not take, directly or
              -----------------------
     indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     6.   Conditions to the Obligations of the Underwriters.  The obligations of
          --------------------------------------------------
the Underwriters to purchase the [Underwritten] Securities [and the Option Securities, as the case may be,] shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date [and any settlement date pursuant to
Section 3 hereof], to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following additional conditions:

          (a) Effectiveness of Registration Statement.  The Registration
              ---------------------------------------
     Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

          (b) Opinion of Counsel for Company.  At the Closing Date, the
              ------------------------------
     Representatives shall have received the favorable opinion, dated as of the Closing Date, of Womble Carlyle Sandridge & Rice, PLLC, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

          (c) Opinion of Counsel for Underwriters.  At the Closing Date, the
              -----------------------------------
     Representatives shall have received the favorable opinion, dated as of the Closing Date, of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the issuance and sale of the Securities the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Without limiting the generality of the foregoing, such counsel may rely upon the opinion of Womble Carlyle Sandridge & Rice, PLLC, with respect to all matters governed by the laws of the State of North Carolina. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (d) Officers' Certificate.  At the Closing Date, there shall not have
              ---------------------
     been, since the Execution Time or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (e) Accountant's Comfort Letter.  At the Execution Time, the
              ---------------------------
     Representatives shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, including as set forth in Annex I hereto.

          (f) Bring-down Comfort Letter.  At the Closing Date, the
              -------------------------
     Representatives shall have received from Arthur Andersen LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this
     Section 6, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

          (g) Ratings.  Since the Execution Time, there shall not have occurred
              -------
     a downgrading in the rating assigned to any of the Company's debt securities by any "nationally recognized statistical rating organization", and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (h) Approval of Listing.  At the Closing Date, the Securities shall
              -------------------
     have been approved for listing, subject only to official notice of issuance, if and as specified in Schedule I hereto.

          (i) No Objection.  If the Registration Statement or an offering of
              ------------
     Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (j) Additional Documents.  At the Closing Date, counsel for the
              --------------------
     Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in
Section 7 and except that Sections 1 and 8 shall survive any such termination and remain in full force and effect. Notice of such termination shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, at 200 Park Avenue, New York, New York, 10166, on the Closing Date.

     7.   Payment of Expenses.
          --------------------

          (a) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto,
     (ii) the preparation, printing (if applicable) and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents, (v) the qualification of the Securities under state securities laws in accordance with the provisions of Section 5(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey and any Legal Investment Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees and expenses incurred with respect to the listing of the Securities if applicable, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the NASD of the terms of the sale of the Securities and (ix) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720 of the Conduct Rules of the NASD), if applicable.

          (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution.
              ---------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable
                          --------  -------
     in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such
                                                  --------  -------
     counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall
                                     --------  -------
     any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the 1933 Act or the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          9.  Default by an Underwriter.  If any one or more Underwriters shall
              --------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or

Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities
--------  -------
which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               ------------
the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive. The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to ____________________; or, if sent to the Company, will be mailed, delivered or telefaxed to _________________.

          13.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               ---------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15.  Counterparts.  This Agreement may be signed in one or more
               ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16.  Headings.  The section headings used herein are for convenience
               ---------
only and shall not affect the construction hereof.

          17.  Definitions.  The terms which follow, when used in this
               ------------
Agreement, shall have the meanings indicated.

          "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "1933 Act Regulations" shall mean the rules and regulations of the Commission under the 1933 Act.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "1934 Act Regulations" shall mean the rules and regulations of the Commission under the 1934 Act.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "EDGAR" shall mean the Electronic Data Gathering, Analysis and Retrieval system of the Commission.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "Regulation S-T" and "Regulation S-K" refer to such regulation under the 1933 Act Regulations.

          "Rule 415", "Rule 424", "Rule 430A", "Rule 434", "Rule 436" and "Rule
     462" refer to such rules under the 1933 Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 434 Information" shall mean information with respect to the Securities and the offering thereof deemed to be a part of the Registration Statement when it becomes effective pursuant to Rule 434(d).

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in the second paragraph of this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                   Very truly yours,

                                   BB&T Corporation

                                   By: ______________________
                                         Name:
                                         Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

[name of lead manager]
[name of comanager, if any]

By:  [name of lead manager]

By:___________________________
     Name:
     Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

     [or

[name of lead manager]

By:___________________________
     Name:
     Title:

For itself and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.]

                                  SCHEDULE I

Underwriting Agreement dated

Registration Statement No.

Representative(s):

Title, Purchase Price and Description of Securities:

     Title:

     Number of [Underwritten] Shares to be sold by the Company:

     [Number of Option Shares to be sold by the Company:]

     Price to Public per Share (include accrued dividends, if any):

     Price to Public -- total:

     Underwriting Discount per Share:

     Underwriting Discount -- total:

     Proceeds to Company per Share:

     Proceeds to Company -- total:

     Other provisions:

     Listing requirements:

     Black-out provisions:

Closing Date, Time and Location:                 , 20 at 10:00 a.m. at
                                   Gibson, Dunn & Crutcher LLP
                                   200 Park Avenue
                                   New York, New York 10166

Type of Offering:  Non-delayed

Restrictions on Sale of Securities referred to in Section 5(j):

                                  SCHEDULE II


                                                                       Number
                                              of [Underwritten] Securities to
Underwriters                                                     be Purchased
------------                                                 ----------------

                                                         $



                                                         -----------

     Total.........................                      $
                                                         ===========

                                                                       Exhibit A


                     FORM OF OPINION OF COMPANY'S COUNSEL
                          TO BE DELIVERED PURSUANT TO
                                 SECTION 6(b)


     (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina.

     (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement.

     (3) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

     (4) Each material subsidiary of the Company (each, a "Subsidiary") is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

     (5) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (6) The Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The Securities, when issued and delivered against payment of the consideration therefor as specified in the Underwriting Agreement, will be validly issued, fully paid and non-assessable; and the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities.

     (7) The Securities being sold pursuant to the Underwriting Agreement conform, in all material respects, to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     (8) The information in the Prospectus under "Description of the Common Stock" or any caption purporting to describe any such Securities, "Certain Regulatory Considerations" and in the Annual Report on Form 10-K under "__________", to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

     (9) To the best of our knowledge, neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     (10) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Securities) and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any subsidiary is subject, and that is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 20__ or to the Registration Statement except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) (a "Material Adverse Effect"), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (provided that we are not rendering any opinion in this paragraph 10 with respect to state securities or blue sky laws or the disclosure provisions of the 1933 Act or the 1934 Act). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

     (11) To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending or threatened, against or affecting the Company or any subsidiary thereof which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the Underwriting Agreement or the transactions contemplated therein.

     (12) All descriptions in the Prospectus of contracts and other documents to which the Company or the Subsidiaries are a party are accurate in all material respects. To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (13) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     (14) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

     (15) The Registration Statement, [the Rule 430A Information,] [the Rule 434 Information,] the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (16) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

     (17) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under the Underwriting Agreement or in connection with the transactions contemplated under the Underwriting Agreement other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under state securities or blue sky laws.

     Nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial data included therein and for the Form T-1s, as to which we make no statement), at the time the Registration Statement or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date [or any settlement date], included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the

Company and public officials. In rendering the opinion set forth in paragraph
(3) and the second sentence of paragraph (5) above, such counsel may rely exclusively upon certificates of appropriate officials of each such jurisdiction. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

     In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of North Carolina, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Without limiting the generality of the foregoing, such counsel may rely upon the opinion of counsel for the Underwriters with respect to all matters governed by the laws of the State of New York. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                                                                         Annex I


                      FORM OF ACCOUNTANTS' COMFORT LETTER
                           PURSUANT TO SECTION 6(e)

We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations,

          (i) in our opinion, the audited financial statements [and the related financial statement schedules] included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

          (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the [three month periods ended _________, 20__ and _________, 20__, the three and six month periods ended _________, 20__ and _________, 20__, and the three and nine month periods ended _________, 20__ and _________, 20__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")] [, a reading of the unaudited interim consolidated financial statements of the Company for the _____-month periods ended _________, 20__ and _________, 20___, included in the Registration Statement and the Prospectus (the "_____-month financials")] [, a reading of the latest available unaudited interim consolidated financial statements of the Company], a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the _______ and ___________ Committees of the Company's Board of Directors and any subsidiary committees since [day after end of last audited period], inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the [description of relevant periods] including all interim unaudited condensed consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               [(A) the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                [( ) the _____-month financials included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                ( ) at [the most recent balance sheet date and at] a specified date not more than five days prior to the date of the Underwriting Agreement, there was any change in the __________ of the Company and its subsidiaries or any decrease in the __________ of the Company and its subsidiaries or any increase in the __________ of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                ( )  [for the period from _______, 20__ to _______, 20__ and]
          for the period from _________, 20__ to a specified date not more than five days prior to the date of the Underwriting Agreement, there was any decrease in _________, __________ or __________, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus disclose have occurred or may occur;

          (iii) based upon the procedures set forth in clause (ii) above and a reading of the [Selected Financial Data] included in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived], nothing came to our attention that caused us to believe that the [Selected Financial Data] included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K [, that the amounts included in the [Selected Financial Data] are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles];

          (iv) we have compared the information in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

          [(v) based upon the procedures set forth in clause (ii) above, a reading of the unaudited financial statements of the Company for [the most recent period] that have not been included in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for _______________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements;]

          [(vi)]   [Include only if pro forma financial statements are included or incorporated by reference in the Registration Statement -- ] we are unable to and do not express any opinion on the [Pro Forma Combining Statement of Operations] (the "Pro Forma Statement") included in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

                   (A)  read the Pro Forma Statement;

                   (B) performed [an audit] [a review in accordance with SAS 71] of the financial statements to which the pro forma adjustments were applied;

                   (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                   (D) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

     on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

          [(vii)] in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company; and

          [(viii)] [Include only if financial forecasts are included in the Registration Statement --] in addition, we [comfort on a financial forecast that is included in the Registration Statement and the Prospectus].

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